UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2006

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

TARGET CREDIT CARD OWNER TRUST 2005-1

(Issuing Entity for the Notes)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificate for the Monthly Period ended November 25, 2006, the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended November 25, 2006 and the Monthly Administrator’s Statement for the Monthly Period ended November 25, 2006, with respect to the Floating Rate Class A Asset Backed Notes, Series 2005-1, and the Subordinated Interests, Series 2005-1, issued by the Target Credit Card Owner Trust (the “Trust”), were delivered to the Trustee on December 20, 2006.

The above described Monthly Servicer’s Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.2 to this Report. The above described Monthly Administrator’s Statement is filed as Exhibit 20.3 to this Report.

The reported results for fiscal November were influenced by the timing of the receipt of merchant fees. Merchant fees from Target are paid monthly on each Distribution Date. As the November Distribution Date occurred on November 27, after the close of the Transferor’s November fiscal month, there were no merchant fee collections from Target in November. Had these collections occurred in fiscal November, finance charge collections would have increased by $5,249,950 and the Portfolio Yield would have been 20.84% rather than 19.66%. November and December merchant fee collections from Target will be included in the reports for the Monthly Period ended December 30, 2006.

The information on Net Charge-Offs found in Section VIII(a) of the Monthly Collateral Certificateholders’ Statement for Series 2005-1 reflects the inclusion of proceeds from the sale of certain previously charged-off accounts receivable, which occurred during the Monthly Period ended November 25, 2006. Without the inclusion of such proceeds, Net Charge-Offs for this monthly period would have been 6.62%.

Item 9.01:  Financial Statements and Exhibits

(c)                                  Exhibits

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended November 25, 2006.

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended November 25, 2006.

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended November 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2006

TARGET RECEIVABLES CORPORATION

	By:	/s/ Terrence J. Scully

	Name:	Terrence J. Scully
	Title:	Vice President

EXHIBIT INDEX

Exhibit	Description	Method of Filing

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended November 25, 2006.	Filed Electronically

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended November 25, 2006.	Filed Electronically

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended November 25, 2006.	Filed Electronically